UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2010

Nelson N. Lee
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Name and Address of Agent for Service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM

[cover: global map]

Semi-annual report for the six months ended December 31, 2010

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call 800/421-0180, ext. 96245.

Investing in developing markets involves additional risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Emerging Markets Growth Fund is a U.S.-domiciled open-end interval fund and redeems on a monthly basis as more fully described in its prospectus. Securities offered through American Funds Distributors,® Inc., member FINRA/SIPC.

Dear shareholders:

Emerging markets equities rebounded sharply in the second half of 2010, supported by robust capital inflows, the strength of local emerging markets economies and signs of an improving global economic outlook. The net asset value of the Emerging Markets Growth Fund advanced 23.5% for the six months ended December 31, 2010, with dividends reinvested, compared with a 27.1% increase for the MSCI Emerging Markets Investable Market Index (IMI).

Equity markets fluctuated from month to month as investors tried to assess the impact of rising inflationary pressures and tighter monetary policies on domestic economies. Stocks dipped in August and November, but nonetheless registered steep gains in the second half of the year, spurred by rallies in July, September and December.

Market review

Cyclical areas of the market, such as materials, industrials and consumer-related stocks led amid the economic rebound. The International Monetary Fund (IMF) estimated that emerging markets economies expanded 7.1% in 2010, compared with 2.7% growth for the developed economies. Technology stocks also helped drive gains, particularly companies like Samsung Electronics and HTC that cater to demand for smartphones. Smaller markets in Asia and Latin America rose sharply. Small-cap stocks outpaced large-cap stocks overall.

China continued to dominate market sentiment as the world’s fastest-growing major economy. Authorities surprised markets in October by hiking interest rates for the first time in nearly three years as inflation rose to 4.4%. By November that figure had climbed to 5.1%, prompting further tightening in December.

Inflationary pressures escalated throughout the emerging markets amid a rise in food and energy prices. Based on data from the IMF, consumer prices in the developing world were expected to have risen an average of 6.2% in 2010, compared with 1.4% in the advanced economies. The Thomson Reuters/Jeffries CRB Agricultural Index shot up more than 50%, with price jumps exacerbated by a severe drought in Russia that destroyed about a quarter of the country’s crops. India, Brazil, Taiwan and South Korea all tightened monetary policy in an effort to stem inflation.

[Begin Sidebar]
Results at a glance

For periods ended December 31, 2010, with distributions reinvested

	Total returns		Average annual total returns
						Lifetime
						(since
	6 months	1 year	3 years	5 years	10 years	5/30/86)

Emerging Markets Growth Fund	23.5%	16.8%	1.6%	14.7%	15.9%	17.4%
MSCI Emerging Markets IMI1,2	27.1	19.9	0.4	13.2	16.1	13.1	3
MSCI Emerging Markets Index2,4	26.7	18.9	–0.3	12.8	15.9	13.0	3

1 Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets IMI with net dividends thereafter.

2 The indices are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
3 The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.

4 Reflects gross dividends through December 31, 2000 and net dividends thereafter.

The total fund operating expense ratio was 0.71% as of the most recent fiscal year-end.

Percentage changes for markets and sectors are based on the MSCI Emerging Markets Investable Market Index, with net dividends reinvested, and are for the period ended December 31, 2010, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.
[End Sidebar]

The Reserve Bank of India raised its interest rate four times since July, following several increases earlier in the year. Central banks in South Africa and Turkey bucked the broader trend by continuing to lower interest rates.

Corporate activity gathered momentum, with Agricultural Bank of China issuing $22 billion in new shares in August, followed by Petrobras’ $70 billion share offering in September. Capital flows into dedicated emerging markets funds also surged to a record of more than $90 billion by the end of the year, partly fueled by quantitative easing measures in the U.S. Capital flows into China, Brazil and South Korea alone accounted for about half of the total inflows. Several countries introduced capital controls, with Brazil hiking taxes on foreign bond purchases to 6% and Thailand instituting a 15% withholding tax on both capital gains and bond investments. Most emerging markets currencies appreciated against the U.S. dollar. Exports from developing economies rose 11.9% in 2010, after a 7.8% contraction in 2009, according to the IMF.

Emerging markets economies maintained considerable growth rates, raising questions about whether economies in China and India might overheat. China’s GDP climbed 9.6% in the third quarter, following 10.3% growth in the previous quarter. Chinese authorities implemented further measures to rein in property prices and limit credit expansion. In addition to the central bank’s interest rate hikes and its lifting of reserve requirements to 18.5% through six increases over the course of the year, authorities prohibited banks from moving loans off their balance sheets to evade tighter reserve requirements. The government also ordered stress tests to evaluate banks’ ability to withstand a deep slump in housing prices.

Stock market returns in Asia varied widely. The MSCI China IMI edged 13% higher. Some real estate companies declined over the period as a further increase in down payment requirements and the introduction of a trial property tax in some cities weighed on property stocks. Property prices in China continued to ease for a seventh consecutive month, rising 0.3% in November — a considerable contrast from April’s 12.8%. Meanwhile, Chinese automakers, which had fallen behind earlier in the year on concerns about overcapacity and slowing demand, rebounded on a fresh spate of government subsidies for fuel-efficient cars and an uptick in sales. BYD was a notable exception, with shares of the battery and electric car maker down 29%. Third-quarter profits plunged nearly 100% amid fierce competition in the Chinese auto market.

[Begin Sidebar]
10 largest equity holdings
	Percent of net assets as of 12/31/10	Percent of price change for the 6 months ended 12/31/10*

Samsung Electronics	3.6%	34.1%
OAO Gazprom	2.7	34.2
LG Chem	2.3	37.1
Petróleo Brasileiro – Petrobras	1.9	10.8
Banpu	1.7	40.2
China Shenhua Energy	1.7	15.7
América Móvil	1.6	20.7
Bank of China	1.6	4.6
Delta Electronics	1.5	52.7
CIMB Group Holdings	1.5	28.0
Total	20.1%

*The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

The MSCI India IMI inched up 17%. Tighter mortgage provisions hampered real estate stocks. A series of business scandals also rattled investor confidence, with the telecommunications sector sliding nearly 20% after a government audit exposed widespread corruption related to the telecommunications ministry’s issuance of wireless licenses in 2008.

Elsewhere in Asia, South Korean stocks rose despite mounting tensions with North Korea. The MSCI South Korea IMI climbed 30%, supported by heavyweight Samsung Electronics. A number of Taiwanese technology firms also registered sharp gains, including HTC, the world’s largest maker of wireless handsets, as well as Delta Electronics, which manufactures power supplies for computers and other electronics. Shares of automakers Hyundai Mobis and Kia Motors rose sharply on better-than-anticipated profits and expectations that demand in the emerging markets would remain strong. Indonesian equities trailed after a sharp rally last year. Smaller markets such as Thailand registered outsized gains as political tensions subsided. Healthy corporate profits and an improving economy also helped shore up stocks.

[Begin Sidebar]
Where the fund’s assets were invested
	Percent of net assets			MSCI EM IMI1				Value of hyoldings 12/31/10
	12/31/09	6/30/10	12/31/10	6/30/10		12/31/10		(000)
Asia-Pacific
China	18.2%	17.0%	16.8%	18.9%		17.2%		$2,806,609
Hong Kong	.7	1.2	1.6	—		—		259,386
India	9.3	10.8	9.9	9.0		8.4		1,662,569
Indonesia	2.3	3.6	2.6	2.4		2.3		439,902
Malaysia	3.5	3.3	3.2	3.0		3.0		536,960
Pakistan	.1	.1	.1	—		—		15,730
Philippines	1.1	1.0	.9	.5		.6		149,441
Singapore	.9	1.0	.8	—		—		128,835
South Korea	10.1	9.1	9.7	13.6		13.8		1,629,076
Sri Lanka	.1	—	—	—		—		—
Taiwan	6.9	6.6	6.2	12.0		12.6		1,031,178
Thailand	1.9	2.3	2.5	1.7		1.8		416,881
Vietnam	.1	—	—	—		—		4,779
	55.2	56.0	54.3	61.1		59.7		9,081,346
Latin America
Argentina	.1	.1	1.9	—		—		330,638
Brazil	12.5	10.7	9.9	14.3		14.6		1,633,991
Chile	.8	.6	.5	1.5		1.7		89,374
Colombia	—	—	.3	.7		.7		45,460
Jamaica	.1	—	—	—		—		—
Mexico	6.4	6.0	5.9	4.1		4.2		985,526
Peru	—	—	—	.6		.7		6,356
Uruguay	—	—	.1	—		—		24,087
	19.9	17.4	18.6	21.2		21.9		3,115,432
Eastern Europe and Middle East
Czech Republic	.8	.6	.6	.4		.4		96,462
Hungary	—	.1	.2	.4		.3		37,478
Israel	1.5	1.3	1.2	—	2	—	2	201,392
Oman	.1	.2	.2	—		—		30,394
Poland	1.1	1.0	1.2	1.4		1.6		202,556
Russia	5.1	5.2	7.0	5.7		5.8		1,169,330
Saudi Arabia	—	.3	.3	—		—		47,690
Turkey	1.2	1.4	1.4	1.8		1.7		235,508
United Arab Emirates	.1	—	.2	—		—		39,613
	9.9	10.1	12.3	9.7		9.8		2,060,423
Africa
Egypt	.4	.1	.1	.5		.5		20,558
Morocco	.1	.1	.1	.2		.2		14,795
South Africa	5.4	4.6	3.5	7.3		7.9		582,852
	5.9	4.8	3.7	8.0		8.6		618,205
Other markets2
Australia	.6	.6	1.2					201,342
Austria	—	—	.2					33,567
Canada	.5	.6	1.0					173,167
Italy	—	—	.1					16,795
Netherlands	.2	—	—					—
United Kingdom	1.4	1.2	1.9					315,185
United States of America	.5	.8	.8					127,663
	3.2	3.2	5.2					867,719
Multinational	.6	.6	.5					81,352
Other3	1.1	2.5	1.7					276,255
Other assets less liabilities
(including short-term securities
and forward currency contracts)	4.2	5.4	3.7					613,178
Total net assets	100.0%	100.0%	100.0%					$16,713,910

1 A dash indicates that the market is not included in the index. Source: MSCI.
2 Includes investments in companies incorporated in the region that have significant operations in emerging markets.
3 Includes securities in initial period of acquisition.
[End Sidebar]

[Begin Sidebar]
Percent change in key markets*
	6 months
	ended 12/31/10

	Expressed	Expressed
	in U.S.	in local
	dollars	currency
Asia-Pacific
China	13.4%	13.2%
India	17.2	12.9
Indonesia	19.6	18.9
Malaysia	25.8	19.9
Philippines	29.7	22.6
South Korea	30.4	21.1
Taiwan	38.1	25.3
Thailand	40.6	30.8

Latin America
Brazil	27.2	17.2
Chile	41.9	21.2
Colombia	25.2	25.4
Mexico	29.8	24.3
Peru	46.2	46.2

Eastern Europe and Middle East
Czech Republic	13.9	1.6
Hungary	15.1	2.6
Poland	40.3	22.7
Russia	32.5	30.0
Turkey	24.6	21.1

Africa
Egypt	16.2	18.2
Morocco	13.2	5.1
South Africa	42.0	22.6

Emerging Markets
Growth Fund	23.5

*The market indices, compiled by MSCI, are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
[End Sidebar]

Brazilian stocks advanced 27%, bouncing back from double-digit declines earlier in the year. Dilma Rousseff was elected Brazil’s president in October, with many expecting her to maintain the economic policies of her predecessor, Luiz Inácio Lula da Silva. The country’s economy grew 6.7% in the third quarter from a year earlier, and unemployment remained at a record low. Banks posted steep gains, supported by robust profits and credit growth. Oil heavyweight Petrobras struggled, however, as investors wondered about the impact of a five-year expansion plan totaling nearly $225 billion. Moreover, the government increased its control of the company by purchasing more than $40 billion in September’s massive secondary share offering.

Mexican equities rose 30%, bolstered by consumer stocks and mining companies. Improved manufacturing data helped contribute to better-than-expected GDP growth in the third quarter. Meanwhile, among smaller Latin American markets, Chile advanced more than 40% as the nation’s economy recovered from the 2009 recession and the repercussions of a major earthquake in early 2010.

Concerns about Europe’s sovereign debt crisis continued to hold back smaller Central and Eastern European markets such as Hungary, which struggled with budgetary constraints. Polish stocks forged ahead, however, rising 40% as the economy rebounded.

Russia had some of the best returns among the major markets, advancing 33%. Commodity-related stocks and bank shares lifted the market, with third-quarter profits of Sberbank, the country’s largest bank, rising tenfold as provisions against bad loans decreased. Turkish stocks edged up about 25%, but retreated later in the year as some banks failed to meet profit expectations. South African equities jumped 42%, despite the impact of labor strikes.

Portfolio review

The fund registered substantial gains, buoyed by energy and technology stocks. Samsung Electronics, the fund’s largest holding, was one of the top contributors, with shares climbing 34%. In addition to posting one of the highest quarterly profits in its history, the world’s biggest manufacturer of televisions and flat-screen displays delivered more than 1 million units of its Galaxy Tab computer — a rival to Apple’s iPad — since the product’s debut in September. The company also forecast that its smartphone sales would double next year. Demand for smartphones also contributed to record profits for Taiwan’s HTC, which produces Google’s Android phone. Shares of the company surged more than 140%. South Korea’s LG Chem gained 37%, supported, in part, by sustained demand for rechargeable batteries, while Delta Electronics leapt 53%, boosted by strong quarterly results.

Fund managers rotated investments in the technology sector over the six-month period, increasing holdings in companies that are likely to remain on the cutting edge of new developments in smartphones and green technology, while reducing those in firms that have experienced cyclical share price run-ups and seem to have more limited growth potential.

Russia’s Gazprom was another major contributor to fund results. Shares climbed 34% as the industry heavyweight reported better-than-expected earnings amid rising prices for domestic gas. Meanwhile, Thai coal maker Banpu jumped 40% on record profits, bolstered in part by rising coal prices. Uranium miners Paladin Energy and Uranium One also posted steep gains as their managements forecast higher production.

Several utilities stocks further lifted fund returns, including Philippines-based geothermal power producer Energy Development Corporation, which benefited from the ongoing expansion of its domestic business operations. Malaysia’s Tanjong advanced 33% after billionaire Ananda Krishnan announced plans to privatize the utilities and gaming company in July, indicating that he would restructure and recapitalize both businesses in an effort to enhance the firm’s profile. Elsewhere in the Malaysian gaming industry, shares of Genting Berhad soared 66% as third-quarter profits doubled on earnings from the firm’s new Singapore casino.

A handful of Malaysian infrastructure-related stocks also supported results, with rig and shipbuilder Malaysia Marine and Heavy Engineering rising sharply following its October initial public offering. The company reported higher quarterly profits and said that it expected to benefit from additional deep-water drilling in the region as well as new projects in Turkmenistan. Malaysian conglomerate IJM Corporation notched a 36% bump as it planned improvements across a diverse range of businesses, including its palm oil plantations and property development divisions.

Fund holdings in several telecommunication services providers also proved helpful. Shares of India’s Bharti Airtel, which has about 195 million subscribers throughout India, Africa, Bangladesh and Sri Lanka, bounced back more than 40%. Although intensifying competition dampened quarterly profits, investors appeared to cheer the company’s continued business expansion as it rolled out 3G networks in both Kenya and Malawi. Bezeq Israel Telecom, the nation’s largest telecommunications provider, which has both fixed-line and wireless operations, also recorded impressive gains.

Financials stocks were the harshest drag on returns, particularly Indian property firms and Chinese banks. Shares of Indian real estate developer DLF ended only 6% higher, hurt by tougher provisions for mortgage lending in the face of soaring property prices. DLF also reported lower quarterly profits, partly due to rising construction costs. Bank of China and Industrial and Commercial Bank of China achieved only modest gains amid a tightening of credit, although both banks realized better-than-expected profits.

Consumer stocks also held back results, particularly investments in China. Chinese herbal shampoo manufacturer BaWang International plunged nearly 50% following reports that some of its products might contain cancer-causing substances. Indian beverage conglomerate United Spirits also lagged after reporting disappointing quarterly results.

Outlook

Concerns have risen about inflationary pressures and the impact of tighter monetary policies in China and India, whose burgeoning economies helped drive global growth over the past few years. The strong capital inflows that bolstered emerging markets assets in 2010 are likely to subside if economies begin to slow significantly. Furthermore, market returns may prove less robust in the coming months after two years of impressive gains following 2008’s financial crisis. Managers believe, however, that emerging markets authorities have enough flexibility to effectively manage inflation, and that economies will continue expanding at healthy rates, supported by moderate consumer growth. Emerging markets stock valuations also appear to be reasonable on the whole, particularly in light of solid corporate earnings and growth prospects.

Against this backdrop, the fund has significant holdings in energy and materials stocks, which together constitute more than a quarter of assets. This includes several coal producers that are poised to benefit from rising prices, limited supply and the expectation that coal will continue to be a primary source of fuel in China for the next several years. Managers have also invested in select oil and gas companies with large reserves and those that are likely to profit from high domestic prices. Infrastructure-related firms that stand to capitalize on urbanization trends in several markets also feature prominently.

While managers have become more cautious about some financials stocks amid higher interest rates and potentially more stringent banking regulations, the portfolio continues to hold substantial investments in the sector — at 19% of fund assets — given broader trends in emerging markets’ consumer growth and credit expansion. Investments in several Chinese banks have remained compelling as managers believe they have solid fundamentals, considerable earnings potential and increasingly attractive valuations, especially following share price weakness.

Technology stocks remain a significant component of the portfolio at 14%. In addition to favoring companies that are likely to strengthen their status as leaders in the development of cutting-edge technologies such as smartphones, managers and analysts are also becoming more interested in South Korean and Taiwanese firms that may benefit from a boost in exports as developed market economies improve in 2011. Among telecommunication services stocks, managers are particularly interested in firms that should provide reliable dividend yields as well as sustained earnings growth.

While inflationary pressures and tighter credit could limit the rapid pace of expansion in many emerging markets, managers do not expect to witness a sharp economic slowdown. And while capital inflows may create excesses in certain pockets, equity valuations appear to be broadly supported by sound fundamentals. Managers on the whole invest in companies they believe are well run and can deliver returns over the long term. The emerging markets continue to offer many such opportunities.

We look forward to reporting to you again in another six months.

Sincerely,

/s/ Victor D. Kohn

Victor D. Kohn
President
February 17, 2011

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc.,SM has been investment adviser for the fund since 1986. It is part of The Capital Group Companies, Inc.,SM one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The Capital Group organization has been involved in international investing since the 1950s. Capital International employs a research-driven approach to investing. Along with its institutional management affiliates, Capital International maintains a global investment research network spanning three continents. This network includes analysts and portfolio managers, from more than 30 countries, who speak a variety of languages. These professionals travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

The fund’s adviser has devoted substantial resources to the task of evaluating and managing investments in developing countries. Currently, there are more than 20 analysts covering these countries, with most also managing a portion of the fund. The majority of the fund’s assets are managed by six portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

	Equity securities
	Common	Preferred	Convertible	Bonds	Percent of
	stocks	stocks	stocks	and notes	net assets
Sector diversification
Financials	17.70%	1.26%	.15%	.01%	19.12%
Energy	13.15	.59	—	.06	13.80
Information technology	13.73	—	—	—	13.73
Materials	12.24	1.06	—	.07	13.37
Industrials	8.64	—	—	—	8.64
Telecommunication services	8.09	.43	—	—	8.52
Consumer discretionary	7.34	.09	—	.02	7.45
Consumer staples	6.92	.14	—	—	7.06
Utilities	1.14	.85	—	—	1.99
Health care	.74	—	—	—	.74
Other	1.12	—	—	.79	1.91
	90.81%	4.42%	.15%	.95%	96.33
Short-term securities					1.29
Other assets less liabilities (including forward currency contracts)					2.38
Net assets					100.00%

Equity Securities	Shares	Value (000)
Asia-Pacific — 54.3%
China — 16.8%
361 Degrees International Ltd. (Hong Kong)	4,280,000	3,084

Agricultural Bank of China Ltd.1	1,528,800	622
Agricultural Bank of China Ltd. (Hong Kong)1	194,710,000	97,696

Alibaba.com Ltd. (Hong Kong)	21,260,500	38,129

Anhui Conch Cement Co. Ltd.	7,307,436	32,913
Anhui Conch Cement Co. Ltd. (Hong Kong)	10,050,000	47,129

ANTA Sports Products Ltd. (Hong Kong)	20,200,600	32,070

Bank of China Ltd. (Hong Kong)	493,455,732	260,288

BaWang International (Group) Holding Ltd. (Hong Kong)	36,034,000	13,166

Beijing Enterprises Holdings Ltd.	6,305,500	39,101

BYD Co. Ltd. (Hong Kong)	1,380,200	7,254

Changyou.com Ltd., Class A (ADR)1	40,800	1,163

China Construction Bank Corp. (Hong Kong)	138,509,190	124,204

China Dongxiang (Group) Co. Ltd. (Hong Kong)	12,065,000	5,215

China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	14,587,600	22,596

China Life Insurance Co. Ltd.	1,407,973	4,551
China Life Insurance Co. Ltd. (Hong Kong)	21,848,000	89,244

China Longyuan Power Group Corp. Ltd. (Hong Kong)1	38,661,000	35,364

China Mengniu Dairy Co. (Hong Kong)	23,209,000	61,510

China Mobile Ltd. (Hong Kong)	3,143,000	31,216

China National Offshore Oil Corp. (Hong Kong)	20,005,000	47,459

China Overseas Land & Investment Ltd. (Hong Kong)	13,043,206	24,130

China Railway Construction Corp. Ltd. (Hong Kong)	61,980,500	74,637

China Railway Group Ltd. (Hong Kong)	24,028,000	17,342

China Resources Enterprise Ltd. (Hong Kong)	2,540,000	$10,408

China Resources Land Ltd. (Hong Kong)	1,867,000	3,411

China Shanshui Cement Group Ltd. (Hong Kong)	20,206,000	14,428

China Shenhua Energy Co. Ltd.	1,309,200	4,909
China Shenhua Energy Co. Ltd. (Hong Kong)	64,729,000	271,481

China South Locomotive & Rolling Stock Corp. Ltd. (Hong Kong)	45,916,000	60,372

China Vanke Co. Ltd.	1,527,100	1,905

China Yurun Food Group Ltd. (Hong Kong)	13,751,000	45,201

Ctrip.com International, Ltd. (ADR)1	84,060	3,400

ENN Energy Holdings Ltd. (Hong Kong)	4,630,000	13,879

Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)1	15,126,000	31

GCL-Poly Energy Holdings Ltd. (Hong Kong)1	46,284,000	17,030

Giant Interactive Group Inc. (ADR)	953,300	6,787

Hengan International Group Co. Ltd. (Hong Kong)	3,817,500	32,931

Huabao International Holdings Ltd. (Hong Kong)	47,753,000	77,287

Industrial and Commercial Bank of China Ltd.	28,272,300	18,191
Industrial and Commercial Bank of China Ltd. (Hong Kong)	289,357,761	215,544

Kingboard Chemical Holdings Ltd. (Hong Kong)	5,376,100	32,197

Kingboard Laminates Holdings Ltd. (Hong Kong)	49,444,500	50,254

Lenovo Group Ltd. (Hong Kong)	56,434,000	36,157

Li Ning Co. Ltd. (Hong Kong)	34,381,500	72,896

Longfor Properties Co. Ltd. (Hong Kong)	44,198,000	61,525

Lonking Holdings Ltd. (Hong Kong)	61,780,000	33,780

Man Wah Holdings Ltd. (Hong Kong)	19,111,000	31,029

Mindray Medical International Ltd., Class A (ADR)	359,500	9,491

Minth Group Ltd. (Hong Kong)	23,980,000	39,366

NetDragon Websoft Inc. (Hong Kong)	6,497,500	2,759

NetEase.com, Inc. (ADR)1	204,300	7,385

New Oriental Education & Technology Group Inc. (ADR)1	210,500	22,151

Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	37,554,200	53,050

Parkson Retail Group Ltd. (Hong Kong)	7,067,000	10,892

Perfect World Co. Ltd., Class B (ADR)1	664,000	15,704

Ports Design Ltd. (Hong Kong)	9,926,500	27,393

Sany Heavy Equipment International Holdings Co. Ltd. (Hong Kong)	21,637,000	31,901

Shanda Games Ltd., Class A (ADR)1	1,224,300	7,884

Shanghai Forte Land Co. Ltd. (Hong Kong)	7,550,000	2,428

Shanghai Zhixin Electric Co. Ltd.	4,305,267	10,832

Shenzhou International Group Holdings Ltd. (Hong Kong)	7,416,000	8,596

Suntech Power Holdings Co. Ltd. (ADR)1	2,889,500	23,146

Tencent Holdings Ltd. (Hong Kong)	1,634,400	35,515

Tingyi (Cayman Islands) Holding Corp. (Hong Kong)	13,306,000	34,066

Weichai Power Co. Ltd. (Hong Kong)	18,621,200	114,634

Wumart Stores, Inc. (Hong Kong)	15,961,384	39,345

Zhongsheng Group Holdings Ltd. (Hong Kong)1	27,100,000	58,922

Zhuzhou CSR Times Electric Co. Ltd. (Hong Kong)	5,717,000	22,470

		2,803,046

Hong Kong — 1.6%
ASM Pacific Technology Ltd.	1,907,700	24,114

BOC Hong Kong (Holdings) Ltd.	4,409,500	15,005

First Pacific Co. Ltd.	32,351,658	29,135

Hopewell Holdings Ltd.	12,238,500	38,419

Sands China Ltd.1	11,954,000	26,268

United Company RUSAL PLC1	43,028,000	65,985

VTech Holdings Ltd.	2,297,600	27,032

Wynn Macau Ltd.	14,932,800	33,428

		259,386

India — 9.9%
Adani Enterprises Ltd.	8,350,453	121,368

Agre Developers Ltd.1	118,381	276

Ambuja Cements Ltd.	1,283,586	4,111

Apollo Hospitals Enterprise Ltd.	2,445,932	24,902
Apollo Hospitals Enterprise Ltd. (GDR)	467,600	4,761

Bharat Electronics Ltd.	380,971	15,086

Bharti Airtel Ltd.	26,326,360	211,246

Colgate-Palmolive Ltd.	143,459	2,791

Cox and Kings Ltd.	1,624,647	18,957
Cox and Kings Ltd. (GDR)	226,602	2,644

Cummins India Ltd.	1,182,073	20,777

DLF Ltd.	29,690,901	193,855

GMR Infrastructure Ltd.1	5,784,000	5,937

HDFC Bank Ltd.	1,483,586	77,849
HDFC Bank Ltd. (ADR)	1,600	267

Housing Development Finance Corp. Ltd.	7,959,645	129,652

ICICI Bank Ltd.	3,022,549	77,404
ICICI Bank Ltd. (ADR)	1,136,100	57,533

Infosys Technologies Ltd.	721,191	55,527

Infrastructure Development Finance Co. Ltd.	19,165,091	78,263

ITC Ltd.	1,730,680	6,760

IVRCL Infrastructures & Projects Ltd.	3,033,944	8,722

Jain Irrigation Systems Ltd.	13,678,915	64,303

Kotak Mahindra Bank Ltd.	1,421,200	14,419

McLeod Russel India Ltd.	2,182,236	10,541

Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000)1,2	284,195	23,626

Pantaloon Retail (India) Ltd.	2,148,436	17,631

Reliance Industries Ltd.	7,849,884	185,859

Sanghvi Movers Ltd.	113,213	453

Shopper's Stop Ltd.	1,005,300	16,786

Sobha Developers Ltd.	3,594,606	26,139

Sun Pharmaceutical Industries Ltd.	1,809,012	19,619

United Spirits Ltd.	4,820,723	157,807

Wipro Ltd.	609,630	6,698

		1,662,569

Indonesia — 2.6%
PT Astra International Tbk	13,514,300	81,821

PT Bank Mandiri (Persero) Tbk	90,250,000	65,108

PT Bank Rakyat Indonesia (Persero) Tbk	51,249,000	59,724

PT Indocement Tunggal Prakarsa Tbk	55,248,500	97,804

PT Semen Gresik (Persero) Tbk	77,054,500	80,817

PT Surya Citra Media Tbk	38,277,500	15,082

PT Tower Bersama Infrastructure Tbk1	48,255,000	13,389

PT XL Axiata Tbk1	44,467,000	26,157

		439,902

Malaysia — 3.2%
CIMB Group Holdings Bhd.	90,013,598	248,133

Eastern & Oriental Bhd.	7,469,930	2,859

Genting Bhd.	17,693,300	64,151

IJM Corp. Bhd.	53,520,979	108,135
IJM Corp. Bhd., warrants, expire October 24, 20141	4,694,327	4,202

IOI Corp. Bhd.	3,575,460	6,737

Malaysia Marine and Heavy Engineering Holdings Bhd.1	30,936,000	59,193

Naim Cendera Holdings Bhd.	11,661,500	12,745

S P Setia Bhd.	12,479,150	24,080

StemLife Bhd.3	8,331,900	1,000

UMW Holdings Bhd.	1,899,800	4,325

		535,560

Pakistan — 0.1%
Oil & Gas Development Co. Ltd. (GDR)	791,800	15,730

Philippines — 0.9%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000)1,2	724,790	—
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000)1,2	241,431	—

Energy Development Corp.	653,383,650	87,546

International Container Terminal Services, Inc.	29,660,688	30,466

Philippine Airlines, Inc. (acquired 3/31/97, cost: $0)1,2	68,631,450	—

Philippine Long Distance Telephone Co.	311,320	18,149
Philippine Long Distance Telephone Co. (ADR)	227,900	13,280

		149,441

Singapore — 0.8%
Ascendas India Trust	28,651,500	20,763

CapitaRetail China Trust	8,476,000	8,190

Noble Group Ltd.	14,007,000	23,684

Olam International Ltd.	3,331,190	8,150

Wilmar International Ltd.	15,511,420	68,048

		128,835

South Korea — 9.7%
Cheil Worldwide, Inc.	727,250	8,875

Daum Communications Corp.1	117,000	7,959

Hankook Tire Co., Ltd.	2,778,890	77,742

Hite Brewery Co., Ltd.	106,183	11,274

Hynix Semiconductor Inc.1	4,122,050	87,170

Hyundai Engineering & Construction Co., Ltd.	307,741	19,605

Hyundai Mobis Co., Ltd.	343,289	86,057

Korea Exchange Bank	623,680	6,485

Korean Reinsurance Co.	2,204,745	22,924

KT&G Corp.	433,667	24,723

LG Chem, Ltd.	1,124,646	387,466

LG Display Co., Ltd.	3,054,080	107,104

LG Electronics Inc.	121,999	12,685
LG Electronics, Inc., nonvoting preferred	396,548	15,322

LG Fashion Corp.	605,960	16,739

LG Household & Health Care Ltd.	108,769	37,378

OCI Co., Ltd.	75,447	21,938

Samsung Electronics Co., Ltd.	391,673	327,516
Samsung Electronics Co., Ltd. (GDR)	639,548	269,825

Shinhan Financial Group Co., Ltd.	1,564,813	72,939

SK Telecom Co., Ltd.	48,078	7,350

		1,629,076

Taiwan — 6.2%
Acer Inc.	14,451,923	44,660

Advanced Semiconductor Engineering, Inc.	34,261,000	39,659

Cathay Financial Holding Co., Ltd.	31,935,100	56,627

Compeq Manufacturing Co., Ltd.1,3	63,727,000	44,916

CTCI Corp.	18,759,000	20,975

Delta Electronics, Inc.	51,519,874	251,798

Hon Hai Precision Industry Co., Ltd.	36,455,973	146,916
Hon Hai Precision Industry Co., Ltd. (GDR)	1,760,764	14,209

HTC Corp.	2,166,193	66,866

Phison Electronics Corp.	1,238,681	6,925

SinoPac Financial Holdings Co., Ltd.	84,314,000	38,894

Synnex Technology International Corp.	12,878,704	34,763

Taiwan Mobile Co., Ltd.	14,427,422	34,489

Taiwan Semiconductor Manufacturing Co., Ltd.	50,907,680	123,967

TPK Holding Co., Ltd.1	70,000	1,609

Tripod Technology Corp.	17,186,877	70,147

Wintek Corp.1	19,646,000	33,758

		1,031,178

Thailand — 2.5%
Advanced Info Service PCL	5,634,800	15,888

Bangkok Bank PCL, nonvoting depository receipt	10,788,700	52,611

Banpu PCL	10,969,600	286,749
Banpu PCL , nonvoting depositary receipt	106,200	2,790

Bumrungrad Hospital PCL3	43,774,600	46,105

CP ALL PCL	2,885,400	3,757

Kasikornbank PCL, nonvoting depository receipt	2,157,300	8,981

		416,881

Vietnam — 0.0%
Vietnam Enterprise Investments Ltd., redeemable (acquired 9/20/01, cost: $4,515,000)1,2	1,630,227	3,228

Vietnam Resource Investments (Holdings) Ltd. (acquired 6/15/07, cost: $11,302,000)1,2	1,108,000	1,551

		4,779

Latin America — 17.8%
Argentina — 1.3%
Grupo Financiero Galicia SA, Class B1	5	—
Grupo Financiero Galicia SA, Class B (ADR)1	808,600	12,380

YPF Sociedad Anónima, Class D (ADR)	4,740,690	210,355

		222,735

Brazil — 9.9%
Anhanguera Educacional Participações SA, units	2,373,860	57,201

CESP – Cia. Energética de São Paulo, Class B, preferred nominative	5,773,860	93,912

Cia. de Bebidas das Américas – AmBev, preferred nominative	36,055	1,097
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	716,000	22,217

Cia. de Concessões Rodoviárias, ordinary nominative	4,237,200	119,714

Cia. Energética de Minas Gerais – CEMIG, preferred nominative	3,026,176	48,692

Cielo SA, ordinary nominative	8,012,900	64,924

Dufry AG (BDR)1	604,556	81,215

Estácio Participações SA, ordinary nominative	2,127,100	34,597

Hypermarcas SA, ordinary nominative1	6,381,400	86,610

Itaú Unibanco Holding SA, preferred nominative (ADR)	2,222,664	53,366

Itaúsa – Investimentos Itaú SA, preferred nominative	15,903,446	126,460

Marfrig Alimentos SA, ordinary nominative	3,713,240	34,672

Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	4,862,400	60,341

Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	5,673,500	214,686
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	2,877,627	98,329

Redecard SA, ordinary nominative	6,119,100	77,595

Telemar Norte Leste SA, Class A, preferred nominative	300,800	8,654
Tele Norte Leste Participações SA, ordinary nominative	344,300	6,699
Tele Norte Leste Participações SA, preferred nominative	892,603	13,061
Tele Norte Leste Participações SA, preferred nominative (ADR)	3,385,300	49,764

TIM Participações SA, ordinary nominative1	10,710,421	43,939

Vale SA, ordinary nominative (ADR)	8,400	290
Vale SA, Class A, preferred nominative	162,800	4,757
Vale SA, Class A, preferred nominative (ADR)	5,728,924	173,128

WEG SA, ordinary nominative	1,658,900	21,786

Wilson Sons Ltd. (BDR)	1,882,300	36,285

		1,633,991

Chile — 0.5%
Enersis SA (ADR)	1,338,144	31,072

Ripley Corp SA	24,762,280	34,392

S.A.C.I. Falabella	2,135,503	23,910

		89,374

Colombia — 0.3%
BanColombia SA	934,357	14,356
Bancolombia SA, preferred nominative (ADR)	502,400	31,104

		45,460

Mexico — 5.8%
Alsea, SAB de CV, Series A	11,104,900	11,626

América Móvil, SAB de CV, Series L (ADR)	4,652,131	266,753

Bolsa Mexicana de Valores, SAB de CV, Series A	7,705,600	16,197

Carso Infraestructura y Construcción, SAB de CV, Series B-11	56,641,900	36,003

CEMEX, SAB de CV, ordinary participation certificates, units (ADR)1	4,190,658	44,882

Corporación Geo, SAB de CV, Series B 1	248,600	911

Empresas ICA, SAB de CV, ordinary participation certificates1	12,297,751	31,496

Grupo Comercial Chedraui, SAB de CV, Series B1	13,273,200	40,335

Grupo Financiero Inbursa, SAB de CV	25,257,357	110,949

Grupo México, SAB de CV, Series B	9,113,200	37,331

Grupo Modelo, SAB de CV, Series C	1,691,900	10,472

Grupo Televisa, SAB de CV, ordinary participation certificates (ADR)1	3,914,900	101,513

Impulsora del Desarrollo y el Empleo en América Latina, SAB de CV, Series B-11	48,970,800	69,432

Kimberly-Clark de México, SAB de CV, Series A	10,186,950	62,467

Organización Soriana, SAB de CV, Series B	655,800	2,105

Teléfonos de México, SAB de CV, Series L	2,004,300	1,625
Teléfonos de México, SAB de CV, Series L (ADR)	5,793,100	93,501

Urbi Desarrollos Urbanos, SAB de CV1	15,562,800	36,532

		974,130

Peru — 0.0%
Cia. de Minas Buenaventura SA (ADR)	36,000	1,763

Pesquera Exalmar SA, Class A1	2,719,722	4,593

		6,356

Eastern Europe and Middle East — 12.3%
Czech Republic — 0.6%
Komercní banka, AS	147,680	34,946

Telefónica O2 Czech Republic, AS	3,022,100	61,516

		96,462

Hungary — 0.2%
Magyar Telekom Telecommunications PLC	15,111,400	37,478

Israel — 1.2%
Bezeq – The Israel Telecommunication Corp. Ltd.	35,415,300	107,987

Cellcom Israel Ltd.	1,181,533	38,516

Partner Communications Co. Ltd.	1,605,304	32,572
Partner Communications Co. Ltd. (ADR)	112,000	2,276

Shufersal Ltd.	3,233,940	20,041

		201,392

Oman — 0.2%
Bank Muscat (SAOG) (GDR)	3,039,390	30,394

Poland — 1.2%
Bank Zachodni WBK SA	49,690	3,607

Powszechny Zaklad Ubezpieczen SA	222,148	26,677

Telekomunikacja Polska SA	31,192,400	172,272

		202,556

Russia — 7.0%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $6,763,000)1,2,3,4,5	11,783,118	16,746
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $20,905,000)2,3,4,5	22,047,564	24,995
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $11,665,000)1,2,3,4,5	12,026,606	12,117
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $22,585,000)1,2,3,4,5	25,240,374	30,104

Evraz Group SA (GDR) 1	3,018,982	108,291

New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000)1,2,4	5,247,900	6,873

OAO Gazprom	1,334,000	8,461
OAO Gazprom (ADR)	17,724,800	447,551

OAO LUKOIL (ADR)	659,450	37,259

OAO TMK (GDR)1	1,663,867	34,375

OJSC Bank Saint Petersburg, Class A, 13.50% convertible preferred May 15, 2013	4,264,200	24,727

OJSC Holding Co. Sibirskiy Cement1	620,637	14,213

OJSC Kuzbasskaya Toplivnaya Co.	1,665,000	11,661

OJSC M.video	420,670	3,676

OJSC Magnit	528,953	70,376
OJSC Magnit (GDR)	420,900	12,332

OJSC Mining and Metallurgical Co. Norilsk Nickel (ADR)	1,556,417	37,055

OJSC Novolipetsk Steel (GDR)	562,950	26,853

OJSC Pharmstandard (GDR)1	347,100	9,892

OJSC Rostelecom (ADR)	1,221,827	37,206

Sberbank of Russia	47,214,013	160,858

X5 Retail Group NV (GDR)1	728,834	33,709

		1,169,330

Saudi Arabia — 0.3%
Almarai Co., PALMS issued by HSBC Bank plc, expires March 27, 2012 (acquired 11/23/09 cost: $39,979,000)2	1,607,600	47,690

Turkey — 1.4%
Aktas Elektrik Ticaret AS1	4,273	—

Anadolu Efes BiracIlIk ve Malt Sanayii AS	7,148,619	108,341

Coca-Cola Içecek AS, Class C	1,300,245	17,179

Enka Insaat ve Sanayi AS	6,232,444	23,251

Selcuk Ecza Deposu Ticaret ve Sanayi AS, Class B	988,104	1,651

Sinpas Gayrimenkul Yatirim Ortakligi AS1	922,935	1,243

Türk Telekomünikasyon AS, Class D	8,705,594	36,649

Türkiye Garanti Bankasi AS	4,198,973	21,267

Yapi ve Kredi Bankasi AS1	8,236,925	25,927

		235,508

United Arab Emirates — 0.2%
DP World Ltd.	62,877,365	39,613

Africa — 3.7%
Egypt — 0.1%
Commercial International Bank (Egypt) S.A.E.	2,520,332	20,558

Morocco — 0.1%
Holcim (Maroc) SA	46,585	14,795

South Africa — 3.5%

AngloGold Ashanti Ltd.	1,172,297	58,174
AngloGold Ashanti Ltd. (ADR)	1,706,297	84,001
Anglo Platinum Ltd.1	195,626	20,613

Harmony Gold Mining Co. Ltd.	4,638,502	58,443
Harmony Gold Mining Co. Ltd. (ADR)	4,829,913	60,567

Impala Platinum Holdings Ltd.	780,187	27,590

MTN Group Ltd.	2,719,431	55,491

Sappi Ltd. 1	20,782,312	107,265
Sappi Ltd. (ADR)1	1,308,900	6,767

Sasol Ltd.	1,167,311	61,361

South African Private Equity Fund III, LP (acquired 9/23/98, cost: $3,767,000)1,2,3,4,5	27,594,065	24,495

Wilson Bayly Holmes – Ovcon Ltd.	857,080	18,085

		582,852

Other markets — 5.2%
Australia — 1.2%
Aquarius Platinum Ltd.	3,506,725	19,245

Oil Search Ltd.	10,304,958	74,201

Paladin Energy Ltd1	21,397,707	107,896

		201,342

Austria — 0.2%
Vienna Insurance Group	645,816	33,567

Canada — 1.0%
Centerra Gold Inc.	1,851,400	36,942

First Quantum Minerals Ltd.	257,000	27,915

Ivanhoe Mines Ltd.1	1,174,400	26,917

Platmin Ltd. 1	17,419,400	15,592
Platmin Ltd. (CDI)1	6,481,100	5,406

Uranium One Inc.	12,615,600	60,395

		173,167

Italy — 0.1%
Tenaris SA (ADR)	342,900	16,795

United Kingdom — 1.9%
Anglo American PLC	3,211,000	166,984

Gem Diamonds Ltd.1	2,675,629	10,523

Kazakhmys PLC	258,790	6,512

Lonrho PLC 1	52,947,100	14,859

Mondi PLC	4,161,726	33,319

Petra Diamonds Ltd. (CDI)1	14,125,876	29,952

Petropavlovsk PLC	1,053,800	18,796

SABMiller PLC	885,600	31,156

Volga Gas PLC1	2,449,533	3,084

		315,185

United States of America — 0.8%
Freeport-McMoRan Copper & Gold Inc.	218,505	26,240

Genpact Ltd.1	6,672,563	101,423

		127,663

Multinational — 0.5%
Capital International Global Emerging Markets Private Equity Fund, LP (acquired 6/30/99, cost: $3,593,000)2,3,4,5	55,999,402	8,551

Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $35,008,000)2,3,4,5	49,021,309	51,899

International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000)1,2,3	609,873	3,434
International Hospital Corp. Holding NV, Class B, convertible preferred (acquired 2/12/07, cost: $3,504,000)1,2,3	622,354	3,504
International Hospital Corp. Holding NV, warrants, expire June 30, 2011 (acquired 12/24/08, cost: $0)1,2,3	31,867	—

New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $189,000)1,2,3,4	279,240	473
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $2,584,000)1,2,3,4	3,810,369	6,460

Pan-African Investment Partners II Ltd., Class A (acquired 6/20/08, cost: $11,883,000)1,2,3,4,5	3,800	7,002
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00, cost: $197,000)1,2,3,4	600,000	29

		81,352

Miscellaneous — 1.6%
Equity securities in initial period of acquisition		266,009

Total equity securities (cost: $10,779,338,000)		15,942,137

Bonds and notes	Principal amount (000)	Value (000)
Asia-Pacific — 0.0%
China — 0.0%
Fu Ji Food and Catering Services Holdings Ltd. 0% convertible, October 18, 20106	CNY 93,400	3,563

Malaysia — 0.0%
Eastern & Oriental Bhd. 8.00% convertible, November 16, 2019	MYR3,753	1,400

Latin America — 0.8%
Argentina — 0.6%
Republic of Argentina:
7.00% October 3, 2015	$73,530	69,457
Payment-in-Kind, 8.28% December 31, 2033	14,407	13,434
Index-Linked, Payment-in Kind, 10.503% December 31, 20337	ARS64,885	25,012

		107,903
Mexico — 0.1%
CEMEX, SAB de CV 4.875% convertible March 15, 2015 (acquired 3/25/10, cost: $10,389,000)2	$10,384	11,396

Uruguay — 0.1%
Republic of Uruguay:
Index-Linked, 4.698% June 26, 20377	UYU 66,972	3,390
Index-Linked, 6.634% September 14, 20187	359,621	20,697
		24,087

Miscellaneous — 0.1%
Bonds and notes in intial period of acquistion		10,246

Total bonds and notes (cost: $169,700,000)		158,595

Short-term securities
Corporate short-term notes — 1.3%
Bank of Nova Scotia 0.08-0.21% due 1/3/11-2/1/11	93,800,000	93,795
Deutsche Bank AG 0.25% due 1/3/11	122,100,000	122,097

Total short-term securities (cost: $215,894,000)		215,892

Total investment securities (cost: $11,164,932,000)		16,316,624
Other assets less liabilities (including forward currency contracts)		397,286
Net assets		$16,713,910

1	Security did not produce income during the last 12 months.
2
Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not  registered under U.S. securities laws); resale to the public may require registration in the country where the primary market is located and no right to demand registration exists.  As of December 31, 2010, the total value and cost of such securities were $284,173,000 and $307,550,000, respectively, and the value represented 1.70% of net assets.

3
This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940.  This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities.  New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund.

4
Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund.  Therefore, the cost and market value may not be indicative of the private equity fund’s performance.  For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.

5
Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future.  Capital calls can only be made if and when certain requirements have been fullfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

6	Security is currently in default pending restructure.
7	Coupon rate may change periodically.

Abbreviations

Securities:
ADR	—	American Depositary Receipts
BDR	—	Brazilian Depositary Receipts
CDI	—	CREST Depository Interest
GDR	—	Global Depositary Receipts
PALMS	—	Participating Access Linked Middle Eastern Securities

Currencies other than U.S. dollars:
ARS	—	Argentine Peso
CNY	—	Chinese Renminbi
UYU	—	Uruguayan Peso
MYR	—	Malaysian Ringgit

See Notes to Financial Statements

Financial statements

		unaudited

Statement of assets and liabilities	(dollars in thousands, except per-share data)
at December 31, 2010

Assets:
Investment securities at value:
Unaffiliated issuers (cost: $10,940,280)	$16,034,794
Affiliated issuers (cost: $224,652)	281,830	$16,316,624

Cash		132
Cash denominated in non-U.S. currency (cost: $4,972)		5,002
Unrealized appreciation on open forward currency contracts		52
Receivables for--
Sales of investments	28,456
Sales of fund's shares	386,866
Dividends and interest	40,739
Non-U.S. taxes	2,827	458,888

		16,780,698

Liabilities:
Unrealized depreciation on open forward currency contracts		10,184
Payables for--
Purchases of investments	45,250
Investment advisory services	8,409
Directors' compensation	1,780
Other fees and expenses	1,165	56,604

		66,788

Net assets at December 31, 2010 --
Equivalent to $9.87 per share on
1,693,172,429 shares of $0.01 par value
capital stock outstanding (authorized
capital stock -- 2,000,000,000 shares)		$16,713,910

Net assets consist of:
Capital paid in on shares of capital stock		$12,127,882
Distributions in excess of net investment income		(110,964)
Accumulated net realized loss		(446,470)
Net unrealized appreciation		5,143,462

Net assets at December 31, 2010		$16,713,910

See Notes to financial statements

Financial statements		unaudited

Statement of operations	(dollars in thousands)
for the year ended December 31, 2010

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $17,185;	$150,831
also includes $968 from affiliates)
Interest (net of non-U.S. withholding tax of $5)	11,581	$162,412

Fees and expenses:
Investment advisory services	46,535
Custodian	3,452
Registration statement and prospectus	23
Auditing and legal	92
Reports to shareholders	6
Directors' compensation	639
Other	971

Total expenses before expense reduction	51,718
Custodian expense reduction	1	51,717

Net investment income		110,695

Net realized gain and unrealized
appreciation on investments, forward
currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $24,871 net gain from affiliates)	504,302
Forward currency contracts	(43,476)
Currency transactions	(2,713)	458,113

Net unrealized appreciation (depreciation) on:
Investments	2,492,127
Forward currency contracts	(11,237)
Currency translations	1,718	2,482,608

Net realized gain and unrealized
appreciation on investments, forward currency
contracts and currency		2,940,721

Net increase in net assets resulting
from operations		$3,051,416

Statement of changes in net assets	(dollars in thousands)
	(unaudited)
	Six months ended
	December 31, 2010	Year ended June 30, 2010

Operations:
Net investment income	$110,695	$239,769
Net realized gain on investments, forward currency
contracts and currency transactions	458,113	1,001,856
Net unrealized appreciation on investments,
forward currency contracts and currency translations	2,482,608	1,194,540

Net increase in net assets
resulting from operations	3,051,416	2,436,165

Dividends paid
to shareholders:
Dividends from net
investment income	(275,933)	(204,568)

Capital share transactions:
Proceeds from shares sold:
119,070,039 and 106,825,625 shares, respectively	1,147,466	882,249
Proceeds from shares issued in
reinvestment of net investment income dividends
and net realized gain distributions:
26,488,199 and 22,202,610 shares, respectively	255,611	189,388
Cost of shares repurchased:
36,615,660 and 156,771,705 shares, respectively	(342,848)	(1,254,919)

Net increase (decrease) in net assets
resulting from capital share
transactions	1,060,229	(183,282)

Total increase in net assets	3,835,712	2,048,315

Net assets:
Beginning of period	12,878,198	10,829,883

End of period
(including distributions in excess of net investment
income and undistributed net investment income:
$(110,964) and $54,274, respectively)	$16,713,910	$12,878,198

See Notes to financial statements

Notes to financial statements

1.	Organization

Organization - Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end interval management investment company. As an open-end interval management investment company, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities in issuers in developing countries.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation - Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time on the last business day of each week and month.

Methods and inputs - The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2010 (dollars in thousands):

Investment Securities:	Level 1	Level 2	Level 3	Total
Equity securities
Asia-Pacific	$8,912,475	$140,251	$23,657	$9,076,383
Latin America	2,803,896	168,150	-	2,972,046
Eastern Europe and Middle East	1,921,898	47,690	90,835	2,060,423
Africa	593,710	-	24,495	618,205
Other markets	867,719	-	-	867,719
Miscellaneous securities	261,415	14,840	-	276,255
Multinational	-	-	81,352	81,352
Bonds and notes	-	144,786	3,563	148,349
Short-term securities	-	215,892	-	215,892
Total	$15,361,113	$731,609	$223,902	$16,316,624

Forward currency contracts (1)	-	$(10,132)	-	$(10,132)

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions during the year ended December 31, 2010 (dollars in thousands):

	Beginning value at 7/1/2010	Net purchases	Net realized gain (2)	Net unrealized appreciation (2)	Gross transfers into Level 3	Gross transfers out of Level 3	Ending value at 12/31/2010
Investment securities	$185,768	$5,791	$4,379	$25,413	$2,686	$(135)	$223,902

Net unrealized appreciation during the period on Level 3 investment securities held at 12/31/2010 (2)	$25,278

(1) Forward currency contracts are not included in the investment portfolio.
(2) Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

The fund owns an interest in multiple private equity funds, which are considered alternative investments in accordance with Accounting Standards Update (ASU) 2009-12, Investments in Certain Entities That Calculate Net Asset Value per Share.  The fund is permitted to use the Net Asset Value (NAV) of the private equity funds to determine the fair value of the investment in the funds as such funds do not have a readily determinable fair value and have attributes of an investment company (i.e. the primary business involves investment of pooled funds whereby ownership represents interests in partners’ capital to which a proportionate share of net assets is attributed).  Although the fund typically uses the NAV of the respective private equity funds to determine fair value of its investments, adjustments may be made to the NAV as a result of known company or market events, updated market pricing for underlying securities held in the private equity fund and/or fund transactions (i.e., drawdowns and distributions).

The following table lists the characteristics of the alternative investments held by the fund as of December 31, 2010 (dollars in thousands):

Investment type	Investment strategy	Fair value1	Unfunded commitment2	Remaining life3	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$189,744	$58,217	1 to 8 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

1Included as Level 3 securities in the table on the previous page presenting the fund’s valuation levels as of December 31, 2010.
2Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future.  Payment would be made when a capital call is requested.  Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
3Represents the remaining life of the fund term or the estimated period of liquidation.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The value of the fund’s portfolio holdings may fluctuate in response to events specific to the companies in which the fund invests. In addition, the prices of common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; social, economic and political instability; government activities and restrictions, including repatriation restrictions; and currency and price fluctuations and periods of illiquidity.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

Developing countries may have less developed legal and accounting systems.  The governments of these countries may be more unstable and more likely to impose capital controls and/or changes in tax policy that could adversely affect security valuations.  In addition, there is greater potential that securities purchased by the Fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets. There may be less certainty with respect to portfolio security valuations for developing market securities, which may lead to additional challenges and risks in calculating the Fund’s net asset value. Securities markets in these countries are also relatively small and have substantially lower trading volumes.  As a result, securities in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

5.	Taxation and distributions

Federal income taxation - The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the six months ended December 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006, by state authorities for tax years before 2005 and by tax authorities outside the U.S. for tax years before 2003.

Non-U.S. taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. When the fund is taxed on either realized and/or unrealized capital gains, the fund will accrue for non-U.S. taxes as applicable. As of December 31, 2010, the fund did not accrue any liabilities for non-U.S. taxes on realized and unrealized gains.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S; cost of investments sold; net capital losses; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the six months ended December 31, 2010, the tax character of the distribution paid to shareholders was ordinary income in the amount of $275,933,000. For the year ended June 30, 2010, the tax characters of distributions paid to shareholders was ordinary income in the amount $204,568,000.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

(dollars in thousands)
Undistributed ordinary income	$178,069
Post-October currency loss deferrals (realized during the period November 1, 2009, through June 30, 2010) (*)	(7,546)
Capital loss carryforward expiring 2017 (†)	(763,696)

(*) These deferrals are considered incurred in the subsequent year.
(†) The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date.  The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of December 31, 2010, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$5,547,515
Gross unrealized depreciation on investment securities	(676,927)
Net unrealized appreciation on investment securities	4,870,588
Cost of investment securities	11,446,036

6.	Fees and transactions with related parties

Capital International, Inc. (“CII”) is an affiliate of American Funds Service Company® (“AFS”), which was the fund’s transfer agent through October 31, 2010, and American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund.

Investment advisory services fee - The Investment Advisory and Service Agreement with CII provides for monthly management service fees, accrued weekly.  CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Transfer agent fee – The fund compensated AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing.  Transfer agent fees were $1,000 for the six months ended December 31, 2010.  This amount was included in other fees and expenses.

Distribution services – The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

Directors’ compensation – Since the adoption of the deferred compensation plan in 1998, directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation on the accompanying financial statements includes $420,000 in current fees (either paid in cash or deferred) and a net increase of $219,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

7.	Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted.  These securities are identified in the investment portfolio. As of December 31, 2010, the total value of restricted securities was $284,173,000, which represents 1.70% of the net assets of the fund.

8.	Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,749,148,000 and $2,828,899,000, respectively, during the six months ended December 31, 2010.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2010, the custodian fee of $3,452,000 was reduced by $1,000, rather than paid in cash.

9.	Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940.  In addition, New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the six months ended December 31, 2010, is as follows:

					Dividend
					and interest
	Beginning	Purchases/	Sales/	Ending	income	Value
Issuer	shares	Additions	Reductions	shares	(000)	(000)

Affiliated issuers:
Bumrungrad Hospital	43,774,600	-	-	43,774,600	501	46,105
Compeq Manufacturing	-	63,727,000	-	63,727,000	-	44,916
StemLife	8,331,900	-	-	8,331,900	-	1,000

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*	11,783,118	-	-	11,783,118	-	16,746
Baring Vostok Private Equity Fund III*	21,690,364	357,200	-	22,047,564	357	24,995
Baring Vostok Capital Partners IV*	23,458,647	13,808,333	-	37,266,980	-	42,221
Capital International Global Emerging Markets Private Equity Fund*	55,999,402	-	-	55,999,402	66	8,551
Capital International Private Equity Fund IV*	48,725,871	295,438	-	49,021,309	44	51,899
International Hospital	960,417	303,677	-	1,264,094	-	6,938
New Asia East Investment Fund	4,089,609	-	-	4,089,609	-	6,933
Pan-African Investment Partners II	3,800	-	-	3,800	-	7,002
Pan Asia Special Opportunities Fund	600,000	-	-	600,000	-	29
South African Private Equity Fund III*	27,594,065	-	-	27,594,065	-	24,495

Unaffiliated issuers†:
Wintek	56,524,808	-	36,878,808	19,646,000	-
					$968	$281,830

*For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.
†Affiliated during the period but no longer affiliated at December 31, 2010.

10.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.  Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from closed forward currency contracts are recorded in the statement of operations.

As of December 31, 2010, the fund had open forward currency contracts to sell currencies, as shown on the following table. The open forward currency contracts shown are generally indicative of the level of activity for the six months ended December 31, 2010.

		Contract amount		U.S. valuation
		(000)		(000)
	Counterparty	Non-U.S.	U.S.	Amount	Unrealized (depreciation)/ appreciation
Sales:
Australian Dollar to U.S. Dollar expiring 1/6/2011	Credit Suisse First Boston	AUD24,756	$24,006	$25,313	$(1,307)
Brazilian Real to U.S. Dollar expiring 1/31/2011	UBS AG	BRL114,855	67,423	68,747	(1,324)
British Pound Sterling to U.S. Dollar expiring 1/20/2011	Bank of America	GBP56,772	88,556	88,504	52
Canadian Dollar to U.S. Dollar expiring 1/6/2011	UBS AG	CAD64,799	63,210	65,168	(1,958)
Czech Koruna to U.S. Dollar expiring 1/28/2011	JPMorgan Chase Bank	CZK291,976	15,144	15,579	(435)
Euro Dollar to U.S. Dollar expiring 1/18/2011	UBS AG	EUR12,749	16,985	17,037	(52)
Hungarian Forint to U.S. Dollar expiring 1/28/2011	Mellon Bank	HUF7,084,640	33,305	33,969	(664)
Israeli Shekel to U.S. Dollar expiring 1/20/2011	UBS AG	ILS438,498	122,107	123,541	(1,434)
Polish Zloty to U.S. Dollar expiring 1/28/2011	Bank of America	PLN229,215	75,564	77,306	(1,742)
Polish Zloty to U.S. Dollar expiring 1/28/2011	JPMorgan Chase Bank	PLN86,635	28,516	29,219	(703)
South African Rand to U.S. Dollar expiring 1/28/2011	Bank of America	ZAR300,344	44,861	45,426	(565)
Foward currency contracts - net.....................					$(10,132)

Financial highlights

6 months ended	Year ended June 30
December 31,
2010	1	2010	2009	2008	2007	2	2006	2
Net asset value, beginning of
period	$8.13	$6.72	$12.95	$17.02	$15.21	$15.70

Income (Loss) from investment
operations3:
Net investment income	.07	.15	.18	.39	.22	.26
Net realized and unrealized
gain (loss) on investments	1.84	1.39	(4.09)	.68	6.56	5.05

Total income (loss) from
investment operations	1.91	1.54	(3.91)	1.07	6.78	5.31

Less distributions:
Dividends from
net investment income	(.17)	(.13)	(.23)	(.59)	(.41)	(.50)
Distributions from
net realized gains	__	__	(2.09)	(4.55)	(4.56)	(5.30)

Total distributions	(.17)	(.13)	(2.32)	(5.14)	(4.97)	(5.80)

Net asset value, end of period	$9.87	$8.13	$6.72	$12.95	$17.02	$15.21

Total return	23.54	%4	22.83%	(23.08)%	3.78%	52.08%	37.88%

Ratios/supplemental data:
Net assets, end of period
(in millions)	$16,714	$12,878	$10,830	$13,925	$15,383	$11,100
Ratio of expenses to average
net assets	.69	%5	.71%	.71%	.67%	.70%	.72%
Ratio of net investment income to
to average net assets	1.48	%5	1.86%	2.49%	2.47%	1.39%	1.57%
'Portfolio turnover rate	19.83	%4	49.38%	67.91%	57.50%	52.19%	38.48%

1Unaudited.
2The per-share data has been adjusted to reflect a 5-for-1 stock split at the close of business on January 12, 2007.
3The per-share data is based on average shares outstanding.
4Based on operations for the period shown and, accordingly, not representative of a full year's operations.
5Annualized

Expense example
                  unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual expenses:
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 7/1/2010	Ending account value 12/31/2010	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$1,235.51	$3.89	.69%
Hypothetical 5% return before expenses	1,000.00	1,021.73	3.52	.69

* Expenses are equal to the fund’s annualized expense ratio of .69%, multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Offices of the fund and of the	Counsel
investment adviser	Dechert LLP
Capital International, Inc.	1775 I Street, N.W.
11100 Santa Monica Boulevard, 15th Floor	Washington, D.C. 20006-2401
Los Angeles, CA 90025-3302
Independent registered public accounting firm
6455 Irvine Center Drive	PricewaterhouseCoopers LLP
Irvine, CA 92618	350 South Grand Avenue
Los Angeles, CA 90071-2889
Transfer agent for
shareholder accounts	Principal underwriter
JPMorgan Investor Services Co.	American Funds Distributors, Inc.
One Beacon Street	333 South Hope Street
Boston, MA 02108	Los Angeles, CA 90071-1406

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider the investment objectives, risks, charges and expenses of the fund. This and other important information is in the prospectus, which can be obtained from Capital International by calling 800/421-0180, ext. 96245 and should be read carefully before investing.

The Capital Group Companies

Capital International   Capital Guardian   Capital Research and Management   Capital Bank and Trust   American Funds

Lit. No. MFGESR-915-0211P (NLS)

Printed in USA

TAG/AFD/9099-S25802

© 2011 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the semi-annual report to shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: February 28, 2011

By /s/ Michael A. Felix
Michael A. Felix, Vice President and Treasurer

Date: February 28, 2011